UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2007

UPSTREAM BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50331

(Commission File Number)

98-0371433

(IRS Employer Identification No.)

Suite 100 – 570 West 7th Avenue, Vancouver, British Columbia, Canada V5Z 4S6

(Address of principal executive offices and Zip Code)

604.707.5800

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 27, 2007, we appointed Philip Rice as a member of board of directors. Our board of directors now consists of Joel Bellenson, Dexster Smith, Steve Bajic and Philip Rice.

Mr. Rice is a senior finance and accounting executive with experience in capital markets, mergers and acquisitions, accounting and regulatory compliance, Sarbanes-Oxley compliance, Securities and Exchange Commission reporting and internal audit and tax. Currently, Mr. Rice is the Senior Vice President, Finance for Gateway Bank. Mr. Rice holds his Bachelor of Arts, Cum Laude from Williams College and his Masters Business Administration from the Haas School of Business, University of California, Berkley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.

/s/ Joel Bellenson

Joel Bellenson

Chief Executive Officer

Date: March 29, 2007